SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: October 4, 2004

Limelight Media Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-09358	88-0441338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Centerview Parkway, Suite 115, Memphis, TN	38018
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (901) 757-0195

ITEM 5.02 - Election of Directors

On October 1, 2004, the Board of Directors of Limelight Media Group met to appoint Philip A. Worack to the Board of Directors. Mr. Worack shall serve as a director of the Corporation until the next shareholder meeting at which time he shall be nominated for election.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT MEDIA GROUP, INC.
Date: October 4, 2004
By: /s/ Peter Kertes
Name: Peter Kertes
Its: Director By: /s/ Ron Ricciardi Name: Ron Ricciardi Its: Director